UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 7, 2010

Vantage Drilling Company

(Exact name of registrant as specified in its charter)

Cayman Islands	1-34094	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Post Oak Boulevard, Suite 610 Houston, TX	77056
(Address of principal executive offices)	(Zip Code)

(281) 404-4700

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the information presented under this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such a filing.

Representatives of Vantage Drilling Company (the “Company”) will make presentations at upcoming meetings with various investor groups. The Company is furnishing herewith as Exhibit 99.1 data being presented by certain of its executive officers in connection with these meetings. This presentation will first be made after 7 A.M. Eastern Time on July 8, 2010, during an investor meeting. The graphic presentation is currently available on the Company’s website at www.vantagedrilling.com.

The Company does not undertake to update the information as posted on its website; however, it may post additional information included in future press releases and Forms 8-K, as well as posting its periodic Exchange Act reports.

Non-GAAP Financial Measures

The presentation furnished herewith as Exhibit 99.1 includes certain financial information not derived in accordance with generally accepted accounting principles (“GAAP”). The Company believes that the presentation of this non-GAAP financial information may be useful to investors as it provides general information regarding the Company, and its business, financial condition, results of operations and prospects.

Industry and Market Data

The industry and market data contained in the presentation furnished herewith as Exhibit 99.1 are based on and derived from various public and, in some cases, nonpublic sources that the Company believes to be reliable. However, certain industry and market data is subject to change and cannot always be verified with complete certainty due to limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties inherent in any statistical survey. Accordingly, you should be aware that the industry and market data contained in the presentation, and estimates and beliefs based on such data, may not be reliable. Although the Company believes such data and information to be accurate, it has not attempted to independently verify such information. Industry and market data involve risks and uncertainties and are subject to change based on various factors.

Forward-Looking Statements

The presentation furnished herewith as Exhibit 99.1 contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of historical facts, included herein are “forward-looking statements.” Forward-looking statements may be identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will” or words of similar meaning and include, but are not limited to, statements about the expected acquisition of the remaining interest in Mandarin Drilling Company and the Company’s future business, financial condition and results of operations resulting from and following the proposed acquisition, including as set forth in the slide captioned “Run-Rate Financial Potential of Vantage Owned

Assets.” These statements are based on the current expectations of the Company’s management and are inherently subject to uncertainties and changes in circumstances. You are cautioned not to place undue reliance on these statements, the estimates, projections and other forward-looking information in the presentation as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including factors relating to the fulfillment of certain closing conditions to the proposed transaction, effects of new rigs and new technology on the market, effects on restrictions on offshore drilling, availability of capital and changes in global, political, general economic, business, competitive and market conditions and those factors set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2010, and in other documents it has filed with the Securities & Exchange Commission, many of which are beyond its control and which may cause actual results to differ materially from the views, beliefs and estimates expressed herein. The Company does not undertake any responsibility to revise or update any forward-looking statements contained herein.

All of the information set forth in the slide captioned “Run-Rate Financial Potential of Vantage Owned Assets” is for illustrative purposes only. The Company’s underlying assumptions may prove to be incorrect. Actual results will almost certainly differ, and the variations between actual results and these assumptions may be material. The Company may achieve materially lower dayrates, incur substantially more operating expenses and maintenance capital expenditures and its asset utilization/efficiency could be materially lower.

Due to the variability of spot dayrates, the Company believes it is helpful to understand the effect on its run-rate financial potential that various jackup spot dayrates may have. The Company does not, as a matter of course, make public projections as to future earnings or other results. However, management of the Company has prepared the information set forth in the slide captioned “Run-Rate Financial Potential of Vantage Owned Assets” under “Illustrative Range of Run-Rate Financial Potential” as an indicative analysis for the purpose of illustrating the variability of the Company’s possible run-rate financial potential based on a range of single jackup spot dayrates. The indicative analysis set forth in the slide captioned “Run-Rate Financial Potential of Vantage Owned Assets” is not a financial forecast and does not comply with the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information. However, the Company believes that its calculations were prepared on a reasonable basis. THE ASSUMPTIONS AND ESTIMATES UNDERLYING THE INDICATIVE ANALYSIS ARE INHERENTLY UNCERTAIN ALTHOUGH THEY ARE CONSIDERED REASONABLE BY THE COMPANY’S MANAGEMENT AS OF THE DATE HEREOF. As the indicative analysis demonstrates, the Company’s possible results are subject to great variability and are not predictable with any meaningful level of precision. Investors and potential investors should recognize that actual performance could be materially worse than is illustrated in the indicative analysis. Such adverse results could be driven by changes in the factors and assumptions considered in the indicative analysis, and many of these factors and assumptions are beyond the Company’s control.

Item 8.01	Other Events.

On July 7, 2010, the Company issued a press release announcing that it entered into a Share Sale and Purchase Agreement with F3 Capital (the “SSPA”) pursuant to which the

Company agreed to purchase from F3 Capital the remaining 55% interest in Mandarin Drilling Corporation (“Mandarin”) for total consideration of $139,650,000. Mandarin holds the construction contract for the Platinum Explorer, an ultra-deepwater drillship. F3 Capital is the Company’s largest shareholder and is wholly-owned by Hsin-Chi Su, one of the Company’s directors. A copy of the press release announcing the transaction is filed as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99.1 – Investor Presentation regarding Mandarin Acquisition dated July 2010 *

Exhibit 99.2 – Press Release of Vantage Drilling Company issued on July 7, 2010 *

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2010

VANTAGE DRILLING COMPANY

/s/ Douglas Smith
Douglas Smith
Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1 – Investor Presentation regarding Mandarin Acquisition dated July 2010 *

Exhibit 99.2 – Press Release of Vantage Drilling Company issued on July 7, 2010 *

*	Filed herewith.